EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Vernon J. Nagel and Kenyon W. Murphy, and each of them individually, the undersigned’s true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for and in the name, place, and stead of the undersigned in the undersigned’s capacity as a director or officer of Acuity Brands, Inc. (f/k/a Acuity Brands Holdings, Inc.), with respect to the following:

(i)	Signing and filing with the Securities and Exchange Commission a Post Effective Amendment to the following Registration Statements on Form S-8 (the “Registration Statements”):

Registration Statement No. 333-138384

Registration Statement No. 333-126521

Registration Statement No. 333-123999

Registration Statement No. 333-74242

Registration Statement No. 333-74246;

(ii)	Signing and filing any and all additional post-effective amendments to any or all of the Registration Statements; and

(iii)	Signing and filing any subsequent related registration statements and amendments thereto.

These attorneys-in-fact, and each of them individually, shall have full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the actions authorized above, as fully to all intents and purposes as the undersigned might or could do in person.

Dated: September 26, 2007	/s/ John L. Clendenin
John L. Clendenin

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Vernon J. Nagel and Kenyon W. Murphy, and each of them individually, the undersigned’s true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for and in the name, place, and stead of the undersigned in the undersigned’s capacity as a director or officer of Acuity Brands, Inc. (f/k/a Acuity Brands Holdings, Inc.), with respect to the following:

(i)	Signing and filing with the Securities and Exchange Commission a Post Effective Amendment to the following Registration Statements on Form S-8 (the “Registration Statements”):

Registration Statement No. 333-138384

Registration Statement No. 333-126521

Registration Statement No. 333-123999

Registration Statement No. 333-74242

Registration Statement No. 333-74246;

(ii)	Signing and filing any and all additional post-effective amendments to any or all of the Registration Statements; and

(iii)	Signing and filing any subsequent related registration statements and amendments thereto.

These attorneys-in-fact, and each of them individually, shall have full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the actions authorized above, as fully to all intents and purposes as the undersigned might or could do in person.

Dated: September 26, 2007	/s/ Julia B. North
Julia B. North

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Vernon J. Nagel and Kenyon W. Murphy, and each of them individually, the undersigned’s true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for and in the name, place, and stead of the undersigned in the undersigned’s capacity as a director or officer of Acuity Brands, Inc. (f/k/a Acuity Brands Holdings, Inc.), with respect to the following:

(i)	Signing and filing with the Securities and Exchange Commission a Post Effective Amendment to the following Registration Statements on Form S-8 (the “Registration Statements”):

Registration Statement No. 333-138384

Registration Statement No. 333-126521

Registration Statement No. 333-123999

Registration Statement No. 333-74242

Registration Statement No. 333-74246;

(ii)	Signing and filing any and all additional post-effective amendments to any or all of the Registration Statements; and

(iii)	Signing and filing any subsequent related registration statements and amendments thereto.

These attorneys-in-fact, and each of them individually, shall have full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the actions authorized above, as fully to all intents and purposes as the undersigned might or could do in person.

Dated: September 26, 2007	/s/ Peter C. Browning
Peter C. Browning

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Vernon J. Nagel and Kenyon W. Murphy, and each of them individually, the undersigned’s true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for and in the name, place, and stead of the undersigned in the undersigned’s capacity as a director or officer of Acuity Brands, Inc. (f/k/a Acuity Brands Holdings, Inc.), with respect to the following:

(i)	Signing and filing with the Securities and Exchange Commission a Post Effective Amendment to the following Registration Statements on Form S-8 (the “Registration Statements”):

Registration Statement No. 333-138384

Registration Statement No. 333-126521

Registration Statement No. 333-123999

Registration Statement No. 333-74242

Registration Statement No. 333-74246;

(ii)	Signing and filing any and all additional post-effective amendments to any or all of the Registration Statements; and

(iii)	Signing and filing any subsequent related registration statements and amendments thereto.

These attorneys-in-fact, and each of them individually, shall have full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the actions authorized above, as fully to all intents and purposes as the undersigned might or could do in person.

Dated: September 26, 2007	/s/ Earnest W. Deavenport, Jr.
Earnest W. Deavenport, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Vernon J. Nagel and Kenyon W. Murphy, and each of them individually, the undersigned’s true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for and in the name, place, and stead of the undersigned in the undersigned’s capacity as a director or officer of Acuity Brands, Inc. (f/k/a Acuity Brands Holdings, Inc.), with respect to the following:

(i)	Signing and filing with the Securities and Exchange Commission a Post Effective Amendment to the following Registration Statements on Form S-8 (the “Registration Statements”):

Registration Statement No. 333-138384

Registration Statement No. 333-126521

Registration Statement No. 333-123999

Registration Statement No. 333-74242

Registration Statement No. 333-74246;

(ii)	Signing and filing any and all additional post-effective amendments to any or all of the Registration Statements; and

(iii)	Signing and filing any subsequent related registration statements and amendments thereto.

These attorneys-in-fact, and each of them individually, shall have full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the actions authorized above, as fully to all intents and purposes as the undersigned might or could do in person.

Dated: September 26, 2007	/s/ Robert F. McCullough
Robert F. McCullough

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Vernon J. Nagel and Kenyon W. Murphy, and each of them individually, the undersigned’s true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for and in the name, place, and stead of the undersigned in the undersigned’s capacity as a director or officer of Acuity Brands, Inc. (f/k/a Acuity Brands Holdings, Inc.), with respect to the following:

(i)	Signing and filing with the Securities and Exchange Commission a Post Effective Amendment to the following Registration Statements on Form S-8 (the “Registration Statements”):

Registration Statement No. 333-138384

Registration Statement No. 333-126521

Registration Statement No. 333-123999

Registration Statement No. 333-74242

Registration Statement No. 333-74246;

(ii)	Signing and filing any and all additional post-effective amendments to any or all of the Registration Statements; and

(iii)	Signing and filing any subsequent related registration statements and amendments thereto.

These attorneys-in-fact, and each of them individually, shall have full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the actions authorized above, as fully to all intents and purposes as the undersigned might or could do in person.

Dated: September 26, 2007	/s/ Ray M. Robinson
Ray M. Robinson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Vernon J. Nagel and Kenyon W. Murphy, and each of them individually, the undersigned’s true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for and in the name, place, and stead of the undersigned in the undersigned’s capacity as a director or officer of Acuity Brands, Inc. (f/k/a Acuity Brands Holdings, Inc.), with respect to the following:

(i)	Signing and filing with the Securities and Exchange Commission a Post Effective Amendment to the following Registration Statements on Form S-8 (the “Registration Statements”):

Registration Statement No. 333-138384

Registration Statement No. 333-126521

Registration Statement No. 333-123999

Registration Statement No. 333-74242

Registration Statement No. 333-74246;

(ii)	Signing and filing any and all additional post-effective amendments to any or all of the Registration Statements; and

(iii)	Signing and filing any subsequent related registration statements and amendments thereto.

These attorneys-in-fact, and each of them individually, shall have full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the actions authorized above, as fully to all intents and purposes as the undersigned might or could do in person.

Dated: September 26, 2007	/s/ Neil Williams
Neil Williams